UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2024

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10500 NE 8th Street, Suite 1910

Bellevue, WA 98004

(Address of principal executive offices) (Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TRNO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	OTHER EVENTS

On February 9, 2024, Terreno Realty Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3, which became automatically effective upon filing and which replaced the Company’s previous shelf registration statement on Form S-3 (File No. 333-252953) filed with the SEC on February 10, 2021.

In connection with the filing of the new shelf registration statement, the Company also filed with the SEC a new prospectus supplement (the “Prospectus Supplement”), dated February 9, 2024, with respect to the Company’s existing “at the market” equity offering program (the “ATM Program”), pursuant to which the Company may issue and sell shares of its common stock having an aggregate offering price of up to $500,000,000, from time to time through each of KeyBanc Capital Markets Inc., Robert W. Baird & Co. Incorporated, BTIG, LLC, Goldman Sachs & Co. LLC, Jefferies LLC, Citizens JMP Securities, LLC, Piper Sandler & Co., Regions Securities LLC, Scotia Capital (USA) Inc. and Stifel, Nicolaus & Company, Incorporated, as sales agents (collectively, the “Sales Agents”), pursuant to separate Equity Distribution Agreements, dated September 6, 2023, between the Company and each of the Sales Agents.

The Company has sold shares of its common stock having an aggregate offering price of $194,185,066 under the ATM Program. Accordingly, as of the date of the Prospectus Supplement, shares of common stock having an aggregate offering price of up to $305,814,934 remain available for offer and sale under the ATM Program.

The form of Equity Distribution Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

In connection with the filing of the Prospectus Supplement, the Company is filing as Exhibit 5.1 hereto the opinion of its counsel, Goodwin Procter LLP, which opinion is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

1.1	Form of Distribution Agreement (previously filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K on September 6, 2023 and incorporated herein by reference).

5.1*	Opinion of Goodwin Procter LLP with respect to the validity of the shares.

23.1*	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

101.SCH*	Inline XBRL Taxonomy Extension Schema Document

101.CAL*	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF*	Inline XBRL Taxonomy Extension Definition Linkbase Document

104*	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*)

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRENO REALTY CORPORATION

	By:	/s/ Jaime J. Cannon
Date: February 9, 2024		Jaime J. Cannon
Executive Vice President and Chief Financial Officer

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